                                                                    EXHIBIT 99.1

                                                                           NYFIX

FOR IMMEDIATE RELEASE

Company Contact:
Jennifer Carberry
NYFIX, Inc.
(203) 425-8000 or
info@nyfix.com
www.nyfix.com

              NYFIX TO BEGIN TRADING UNDER SYMBOL NYFXE ON NASDAQ

STAMFORD, CT, April 2, 2004: NYFIX, Inc. (NASDAQ:  NYFX), a leader in technology solutions for the financial  marketplace,  today announced that its common stock will begin trading under the symbol NYFXE effective  Monday,  April 5, 2004. The addition of the "E" to the company's  trading symbol  indicates that the Company has not timely filed its Annual Report on Form 10-K for the year ended  December
31, 2003, as previously announced by the Company.

Based on the delay in filing of the  Company's  Form 10-K,  NASDAQ  notified the
Company on April 1, 2004 that the Company is not in  compliance  with the NASDAQ listing  requirements  (Marketplace  Rule  4310(c)(14)).  In accordance with the notification and NASDAQ  Marketplace Rules that outline the standard  procedures to obtain a hearing in these  circumstances,  the  Company  intends to  request, within  seven  days of the  notification,  a  hearing  with the  NASDAQ  Listing
Qualifications  Panel for continued  listing on the NASDAQ National Market.  The
Company  expects  to be  granted a  hearing  within  three to four  weeks of its request,  during which time the Company's common stock will remain listed on the
NASDAQ National Market.

As previously announced, the delay in the filing of the Company's Form 10-K is a result of the Company's ongoing discussions with the staff of the SEC's Division of Corporation Finance regarding the Company's  accounting for its investment in and acquisition of its 80%-owned  subsidiary,  NYFIX Millennium,  L.L.C. ("NYFIX
Millennium"). The discussions are part of the comment process in connection with the SEC's review of a registration statement on Form S-3 filed by the Company in
2003.  As a result of these  discussions,  the  Company  intends to restate  its audited results for the years ended December 31, 1999 through 2002 to change the manner in which it  accounted  for the 1999  original  investment  in,  and 2002 acquisition of an additional interest of, NYFIX Millennium.

The Company is working  expeditiously  to complete that  restatement and to file its Form 10-K.

ABOUT NYFIX, INC.

NYFIX, INC. through its subsidiaries and affiliate  provides  electronic trading
technology   infrastructure  and  execution  services  to  brokerage  firms  and institutional investors.  NYFIX products and services automate trading workflows by  streamlining  data  entry  and  seamlessly  integrate  electronic  order and execution handling.  NYFIX offers a complete electronic desktop order management solution,  stationary  and wireless  handheld  exchange  floor  technology;  FIX
(Financial  Information  eXchange Protocol) messaging and monitoring tools and a high volume trade execution  platform.  Its products  deliver  straight  through
processing  ("STP")  for  front,   middle  and  back  office  trade  transaction
processing.  NYFIX maintains  multiple data centers and an extensive  network of electronic  circuits  that  link  industry  participants  for  electronic  trade communication  and  provides  access  to the  global  equities  and  derivatives financial markets.

NYFIX,  a pioneer in the  FIX-based  solutions  offers a  FIX-compliant  product suite.  NYFIX's core technology,  which includes equity solutions for listed and over-the-counter  markets,  derivatives  and future products and Javelin's Appia and Instant  Integrator  products,  are  complemented  by NYFIX's  broker-dealer operations,  which offers its NYFIX Millennium ATS and trade execution services.
Headquartered in Stamford, Connecticut, NYFIX has additional offices in New York

                                                                           NYFIX

City, Chicago,  San Francisco,  London and Madrid. For more information,  please visit  www.nyfix.com  and  www.javtech.com.

THIS  PRESS  RELEASE  CONTAINS  CERTAIN  FORWARD-LOOKING  STATEMENTS  WITHIN THE
MEANING OF SECTION 27A OF THE  SECURITIES  ACT OF 1933, AS AMENDED,  AND SECTION
21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, WHICH ARE INTENDED TO BE
COVERED BY THE SAFE HARBORS  CREATED  THEREBY.  INVESTORS ARE CAUTIONED THAT ALL
FORWARD-LOOKING  STATEMENTS  INVOLVE RISKS AND  UNCERTAINTY,  INCLUDING  WITHOUT
LIMITATION,  THE  ABILITY OF THE  COMPANY TO MARKET AND  DEVELOP  ITS  PRODUCTS.
ALTHOUGH   THE   COMPANY   BELIEVES   THAT  THE   ASSUMPTIONS   UNDERLYING   THE
FORWARD-LOOKING   STATEMENTS  CONTAINED  HEREIN  ARE  REASONABLE,   ANY  OF  THE
ASSUMPTIONS COULD BE INACCURATE,  AND THEREFORE,  THERE CAN BE NO ASSURANCE THAT
THE  FORWARD-LOOKING  STATEMENTS INCLUDED IN THIS PRESS RELEASE WILL PROVE TO BE
ACCURATE.   IN  LIGHT  OF  THE   SIGNIFICANT   UNCERTAINTIES   INHERENT  IN  THE
FORWARD-LOOKING  STATEMENTS  INCLUDED HEREIN,  THE INCLUSION OF SUCH INFORMATION
SHOULD NOT BE REGARDED AS A  REPRESENTATION  BY THE COMPANY OR ANY OTHER  PERSON
THAT THE OBJECTIVES AND PLANS OF THE COMPANY WILL BE ACHIEVED.

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